Company Overview September 21, 2016 Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for Rhopressa™ (netarsudil ophthalmic solution) 0.02% relate to the results in its first Phase 3 registration trials, Rocket 1 and Rocket 2, and for
Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% relate to the results in its Phase 3 registration trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including the updated guidance presented herein, are “forward-looking statements”
within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,”
“expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the topline Mercury 1 data presented herein is preliminary and based solely on information available to us as of the date of this document and additional information about the results may be disclosed at any time, including at our Investor Day on October 5, 2016. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie Late Stage IOP–Lowering Products
Pre-Clinical Research
•
Rhopressa™
•
Potential for disease modification and neuroprotection
•
AR-13154
•
Significant
lesion size reduction in wet AMD
•
Drug Delivery -
Front and back of the eye
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Inhibits ROCK, NET, lowers EVP, targets diseased tissue
•
NDA filed Q3 2016
•
Roclatan™ (netarsudil/latanoprost
ophthalmic solution) 0.02%/0.005%
•
Fixed combination of Rhopressa™ and latanoprost
•
Two P3’s in process; first P3 achieved primary efficacy endpoint
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
Data on file

FY 2015 U.S. Glaucoma Market = $2.5B; 34M TRx
Market Share in TRx
PGA Market
Non-PGA Market
2015 US GLAUCOMA MARKET
Once Daily
2-3 Times Daily
Bimatoprost
Travoprost
Latanoprost
BB
Fixed Combo
AA
CAI
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS MIDAS. IMS NPA
13%
15%
8%
10%
9%
35%

8%

Rhopressa™
and Roclatan™
Expected Aerie Market Positioning
Commercialization
Strategy
–
Rhopressa
TM
Now
Entering
Launch
Mode
North America : ~100 sales reps targeting ~10,000 high prescribers
Europe and Japan: Currently exploring opportunities
Rhopressa™
Roclatan™
Potential drug of choice as
adjunctive therapy to PGAs
when additional IOP lowering is
desired
Potential drug of choice for
patients requiring maximal IOP
lowering

Rhopressa™ Trials for Q3 2016 NDA Submission
“Rocket 1”
90-Day Efficacy
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~200 patients
timolol BID
~200 patients
(Total enrollment: 411 patients)
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~230 patients
Rhopressa™ 0.02% BID
~230 patients
timolol BID
~230 patients
(Total enrollment: 756 patients)
ClinicalTrials.gov Identifier: NCT02207491, NCT02207621

Rhopressa™ Trials for EU Filing;
Not Needed for NDA Filing
ClinicalTrials.gov Identifier: NCT02246764, NCT02558374
“Rocket 4”
3 Month Efficacy
6 Month Safety
Rhopressa™ 0.02% QD
~350 patients
timolol BID
~350 patients
“Rocket 3”
One Year Safety
Trial  Canada
Rhopressa™ 0.02% QD
~90 patients
Rhopressa™ 0.02% BID
~90 patients
timolol BID
~60 patients

AR-13324 0.02% q.d. (n=129)
AR-13324 0.02% b.i.d (n=132)
Timolol 0.5% (n=142)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
Pre-Study
8AM Qual 1
8AM 10AM 4PM Baseline
8AM 10AM 4PM Week 2
8AM 10AM 4PM Week 6
8AM 10AM 4PM Month 3

AR-13324 0.02% (n=107)
Timolol 0.5% (n=120)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
Pre-Study
8AM Qual 1
8AM 10AM 4PM Baseline
8AM 10AM 4PM Week 2
8AM 10AM 4PM Week 6
8AM 10AM 4PM Month 3

8 Rocket 2 and Rocket 1 Performance Maximum Baseline IOP <25 mmHg Rocket 2 Rocket 1 Data on file

IOP mmHg + SEM
25
24
23
22
21
20
19
18
17
16
15
23.4
19.2
19.3
19.5
19.1
19.3
19.6

Rocket 2: 12 Month 8am IOP Efficacy
Safety Population, Completed Patients (<27 mmHg)
Difference in 8am mean IOP from
Day 90 (Month 3) to Month 12:
Rhopressa
TM
QD:
Full population: +0.1 mmHg
Subset analyses: -0.3 to +0.3 mmHg
Timolol
BID:
Full population: +0.5 mmHg
Subset analyses: +0.1 to +1.4 mmHg
Day 90
Month 12
AR-13324 0.02% q.d. (n=118)
BL
W2
W6
M3
M6
M9
M12
Data on file:  AR-13324 –
CS302

Rocket 2: Safety/Tolerability Overview of
Rhopressa
TM
QD (Interim 12-Month)
*  Incidence of conjunctival hyperemia ~50% including baseline at ~20%
**
The
updated
term
for
these
deposits
based
on
recent
MedDRA
coding
revisions
There
were
no
drug-related
serious
adverse
events
(SAEs)
No
new
adverse
events
introduced
over
the
twelve-month
period
The
most
common
adverse
event
was
conjunctival
hyperemia
with
~50%
incidence*,
the
majority
mild
Other
ocular
AEs
AEs
occurring
in
~5-23%
of
patients
included:
conjunctival
hemorrhage,
corneal
deposits
(verticillata**),
blurry
vision
and
reduced
visual
acuity

Rhopressa
Adverse Events Summary
Data on File:  AR-13324-CS302
* The
updated
term
for
these
deposits
based
on
MedDRA
coding
revisions
Hyperemia –
absent or sporadic for 90% of patients
-
only 10% of patients had hyperemia AE at all 6 study
Conjunctival
Hemorrhage
–
sporadic
subconjunctival
petechiae
-
none
noted at month 12 visit
Corneal
Deposits
(verticillata*)
–
asymptomatic
non-toxic
lipid
deposits
-
high resolution rate
Visual
Acuity
Reduced
–
sporadic,
mostly
single
visit,
only
one
eye
-
incidence reduced over time
Vision
Blurred
–
sporadic
and
significantly
reduced
over

months
TM
visits

12 When Present, 80% of Rhopressa QD Hyperemia Graded as Mild Grade Image Description 0 None/Normal 1 Mild 2 Moderate 3 Severe Data on File: AR-13324 – CS302 For illustrative purposes only TM

Conjunctival Hemorrhage Using Biomicroscopy
Evaluation
•
Subconjunctival petechiae
seen sporadically in Rhopressa
Rocket studies
•
MedDRA
coded to conjunctival hemorrhage
•
No conjunctival hemorrhages noted at month 12 visit
Data
on
File:
An
example
of
conjunctival
hemorrhage
from
AR-13324
–
CS302
TM

Aerie Perspective on Potential Rhopressa
Advantages
*Data on file:  AR-13324 –
CS301 and AR-13324 –
CS302 **Anti-fibrotic Effects of AR-13324 in a 3D Bioengineered Human Trabecular Meshwork Model.
Cheng-Wen Lin, Feryan
Ahmed, Dhruba
Bharali, Karen Torrejon, Casey Kopczynski; The Mechanisms of Increasing Outflow Facility by AR-13324M in Human
Eyes. Haiyan Gong, Ruiyi
Ren, Guorong
Li, Casey Kopczynski, Daniel Stamer; and Visualization of conventional outflow tissue responses to netarsudil in living
mouse eyes. Li G, Mukherjee D, Navarro I, Ashpole
NE, Sherwood JM, Chang J, Overby
DR, Yuan F, Gonzalez P, Kopczynski CC, Farsiu
S, Stamer
WD.
Eur
J Pharmacol. 2016. 787:20-31. ***Topical administration of a Rock/Net inhibitor promotes retinal ganglion cell survival and axon regeneration after optic nerve injury. Shaw PX, Sang A, Wang Y, Ho D, Douglas C, Dia
L, Goldberg JL.
Exp
Eye Res. 2016 Jul 18. pii: S0014-4835(16)30181-6. [Epub
ahead of print]
Clinical*:
Demonstrated once-daily IOP lowering in Phase 3 trials
Three mechanisms of action
Potential PGA synergy
More consistent IOP-lowering across baselines than PGAs and timolol
No systemic side effects
Research:
Targets diseased trabecular meshwork in glaucoma
Potential to preserve health of trabecular outflow pathway**
Potential to promote retinal ganglion cell survival and axon regeneration***
TM

Roclatan™ Registration Trial Design
“Mercury 1”*
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
“Mercury 2”**
90-Day Efficacy
Registration Trial
U.S. and Canada
“Mercury 3”
6 Mo. Efficacy and
Safety
Registration Trial
Europe
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
Roclatan™ QD
~230 patients
Comparator (TBD)
~230 patients
*    ClinicalTrials.gov Identifier: NCT02558400
**   ClinicalTrials.gov Identifier: NCT02674854
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients

•
Roclatan
TM
met the criteria for demonstrating superiority over both
latanoprost
and
Rhopressa
TM
for the primary efficacy analysis
–
statistical superiority of Roclatan™ was demonstrated at all 9 time points versus latanoprost and versus Rhopressa™
(p<0.0001)
•
IOP-lowering effect of Roclatan™ was greater (1-3 mmHg) than monotherapy with either latanoprost or Rhopressa™ throughout the duration of the study (i.e., Week 2, Week 6, Month 3)
•
Roclatan
TM
reduced mean diurnal IOPs to 16 mmHg or lower in 61
percent of patients, a significantly higher percentage than observed in the comparator arms
•
The main adverse event for Roclatan
TM
was conjunctival hyperemia,
which was reported in ~50% of patients and was scored as mild for
~80% of these patients
•
There were no drug-related serious adverse events and no evidence of treatment-related systemic effects
Mercury 1: Roclatan
TM
Achieves Primary
Clinical Endpoint
Data on file and PG324 -
CS301 Top Line Data

Mercury 1: Study Design And Analysis
•
Trial design follows FDA requirement for fixed dose combination
–
Superiority of combination over each individual component
–
Statistically significant difference at each measured time
point
–
Higher combo efficacy vs. components at ~1-3 mmHg, as
previously accepted by FDA for product approval
(Simbrinza
®
)
•
The primary statistical modeling of the primary efficacy analysis was agreed with the FDA using the intent to treat (ITT)
population with imputation for any missing data
Data on file

Roclatan™ (n=238)
Latanoprost (n=236)
Rhopressa™(n=244)
mmHg +/- SEM
26
25
24
23
22
21
20
19
18
17
16
15
14
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

Roclatan
TM
Achieved Statistical Superiority Over
Individual Components at All Time Points
Mean IOP at Each Time Point  (ITT)
Data on file and PG324 -
CS301 Top Line Data
***p<0.0001
vs
Latanoprost
and
Rhopressa
TM

Mercury 1: Roclatan
TM
Phase 3, ITT
Roclatan
TM
superior to latanoprost by 1.3–2.5 mmHg (p<0.0001)
Roclatan
TM
superior to Rhopressa
TM
by 1.8-3.0 mmHg (p<0.0001)
8:00 AM
24.8
24.8
24.6
10:00 AM
23.7
23.5
23.4
4:00 PM
22.6
22.6
22.4
Mean Diurnal
23.7
23.6
23.5
8:00 AM
15.6
18.6
17.8
-3.0
(-3.6, -2.5)
-2.2
(-2.8, -1.7)
10:00 AM
14.9
17.8
17.4
-2.9
(-3.5, -2.3)
-2.5
(-3.1, -1.9)
4:00 PM
14.8
17.2
17.2
-2.4
(-2.9, -1.9)
-2.3
(-2.9, -1.8)
Mean Diurnal
15.1
17.9
17.5
-2.8
(-3.3, -2.3)
-2.4
(-2.9, -1.9)
8:00 AM
16.0
19.0
17.7
-3.0
(-3.6, -2.4)
-1.7
(-2.3, -1.1)
10:00 AM
15.3
18.0
17.1
-2.7
(-3.3, -2.2)
-1.9
(-2.5, -1.3)
4:00 PM
15.3
17.5
17.0
-2.2
(-2.7, -1.6)
-1.7
(-2.2, -1.1)
Mean Diurnal
15.5
18.2
17.3
-2.7
(-3.1, -2.2)
-1.8
(-2.3, -1.3)
8:00 AM
16.2
18.9
17.6
-2.7
(-3.4, -2.1)
-1.5
(-2.1, -0.9)
10:00 AM
15.3
18.2
16.9
-2.9
(-3.5, -2.3)
-1.6
(-2.2, -1.0)
4:00 PM
15.4
17.2
16.7
-1.8
(-2.4, -1.2)
-1.3
(-2.0, -0.7)
Mean Diurnal
15.6
18.1
17.1
-2.5
(-3.0, -2.0)
-1.5
(-2.0, -1.0)
Day 90
Mean IOP
mmHg
Rhopressa™
Day 43
Day 15
Latanoprost
Difference from Roclatan™
(95% CI)
Roclatan™
N=238
Rhopressa™
N=244
Latanoprost
N=236
Baseline
Data on file and PG324 -
CS301 Top Line Data

100%
80%
60%
40%
20%
0%
% of Patients
***
***
***
###
###
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg

Mercury 1: Roclatan
TM
Phase 3 Responder
Analysis
Day 90:  % of Patients
with IOP Reduced to 18 mmHg or Lower
***p<0.0001 vs Latanoprost and Rhopressa
TM
###
p<0.0001 vs
Rhopressa
TM
, p<0.05 vs Latanoprost
Data on file and PG324 -
CS301 Top Line Data
14%
23%
32%
42%
54%
15%
25%
39%
54%
69%
33%
44%
61%
71%
82%
Rhopressa
TM
(n=198)
Latanoprost
(n=223)
Roclatan
TM
(n=200)
IOP on Treatment

Mercury 1: Safety/Tolerability Overview of
Roclatan
TM
•
There were no drug-related serious adverse events
(SAEs)
•
There was no evidence of treatment-related systemic
effects
•
The most common adverse event was conjunctival
hyperemia with ~50% incidence*, ~80% mild on
biomicroscopy
•
Other ocular AEs
–
AEs occurring in ~5-11% of subjects receiving Roclatan
included: conjunctival hemorrhage, eye pruritus, lacrimation increased and cornea verticillata.
* Incidence of conjunctival hyperemia ~50% including baseline at ~20%
Data on file and PG324 -
CS301 Top Line Data
TM

Mercury 1: Roclatan
TM
Phase 3 Safety Profile
Adverse Events
(
5.0% in any group)
Roclatan
n=238
Rhopressa
n=244
Latanoprost
n=236
Eye Disorders
Conjunctival Hyperemia
126 (52.9%)
99 (40.6%)
33 (14.0%)
Conjunctival Hemorrhage
25 (10.5%)
34 (13.9%)
1 ( 0.4%)
Eye Pruritus
18 ( 7.6%)
17 ( 7.0%)
3 ( 1.3%)
Lacrimation Increased
14 ( 5.9%)
15 ( 6.1%)
1 ( 0.4%)
Cornea Verticillata
12 ( 5.0%)
9 ( 3.7%)
0 (0.0%)
Administration Site Conditions
Instillation site pain
45
(18.9%)
51 ( 20.9%)
15 ( 6.4%)
Patients with known contraindications or hypersensitivity to latanoprost were excluded
Data on file and PG324 -
CS301 Top Line Data
TM
TM

Mercury 1: Roclatan™ Summary
•
Demonstrated
superiority
over
both
latanoprost
and
Rhopressa™
for
the
primary
efficacy
analysis
at
all
9
time
points
(p<0.0001)
•
IOP-lowering
effect
was
greater
(1-3
mmHg)
than
monotherapy
with
either
latanoprost
or
Rhopressa™
throughout
the
duration
of
the
study
•
There
were
no
drug-related
serious
adverse
events
and
was
no
evidence
of
treatment-related
systemic
effects
•
The
main
adverse
event
was
conjunctival
hyperemia,
~50%
of
patients
and
was
scored
as
mild
for
~80%
of
these
patients
Next
Steps:
•
Mercury 2: Topline 3-month expected H1 2017
•
Mercury 3 (Europe): Efficacy study, comparing to a leading combo product marketed in Europe, expected to commence in H1 2017
•
Roclatan
NDA filing expected near year-end 2017
Aerie will present additional details at Investor Day in NYC, Oct 5
Data on file and PG324 -
CS301 Top Line Data
TM

Mercury 1: Rhopressa™ Arm Performance
Summary
•
Demonstrated non-inferiority to latanoprost in patients
with baseline IOP < 25 mmHg
•
Efficacy relative to latanoprost improves as baseline IOP
declines
•
Rhopressa
maintained consistent IOP lowering across
all baseline IOPs including > 25 mmHg
•
Stable efficacy from week 2 to month 3
•
Adverse event profile consistent with previous studies
Data on file and PG324 -
CS301 Top Line Data
TM

Expanding Aerie Franchise to Europe and Japan
Europe
Current clinical plan expected to satisfy EU regulatory requirements
(including Rocket 4 for Rhopressa
and Mercury 3 for Roclatan
)
Establishing KOL relationships in top 5 countries
Targeting completion of EU commercialization strategy by YE16
Expect to file EU MAA for Rhopressa™ by approximately mid-2017
Japan
Discussions regarding potential Rhopressa™
out-licensing are ongoing
Also preparing to advance clinical development on our own
Conferring with PMDA to confirm path to approval
Prepared to secure a CRO relationship in 2016 to conduct trials
TM
TM

Enhancing the Aerie Pipeline
Rhopressa
preclinical findings*
Disease
modification
potential
–
anti-fibrotic
and
increased
perfusion
Neuroprotection potential
From our proprietary molecule library –
preclinical AR-13154 for
wet AMD and diabetic retinopathy
Drug Delivery opportunities –
front of the eye (Glaucoma) and
back of the eye (e.g., AR-13154 for wet AMD)
* Data on file
TM

β

β

Fibrosis markers
SMA
FSP1
Collagen 1A

β β

β

*    Active
ingredient
of
Rhopressa™;
TGF
2:
Transforming
growth
factor
2;
SMA:
Smooth
muscle
actin;
FSP1:
Fibroblast-specific
protein
1
•
Pattabiraman,
Padmanabhan
P.,
et.
Al.,
(2015
March)
“Effects
of
Rho
Kinase
inhibitor
AR-13324
on
actin
cytoskeleton
and
TGF
2
and
CTGF-
induced fibrogenic activity in Human Trabecular Meshwork Cells”.
AR-13324* May Have Anti-Fibrotic Activity
in Human Trabecular Meshwork Cells
P. Vasantha
Rao, Duke University
Control
TGF
2
(8ng/ml)
TGF  2 (8 ng/ml) +
AR-13324 (500nM)
AR-13324 Blocks TGF-beta-Induced Expression of Fibrosis
Proteins in Human TM Cells

Netarsudil* Causes Expansion of TM Tissue,
Opening Spaces for Increased Outflow
Dan Stamer (Duke), Haiyan Gong (Boston University)
Control
+ Netarsudil
TM: Trabecular Meshwork
SC: Schlemm’s
Canal
Control = buffered saline solution
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma
*Active ingredient of Rhopressa™
Source:
The
Mechanisms
of
Increasing
Outflow
Facility
by
AR-13324M
in
Human
Eyes.
Haiyan
Gong,
Ruiyi
Ren,
Guorong
Li,
Casey
Kopczynski, Daniel Stamer

300
250
200
150
100
50
0
RGC count
*
*
*
Center
Middle
Peripheral

20
18
16
14
12
10
8
6
4
2
0
Number of ON axon counts
0
500
1000
1500
2000
2500
3000
3500
4000
µ

Rhopressa
TM
Promotes RGC Survival and Axon
Regeneration Following Optic Nerve Injury
Jeffrey Goldberg (Stanford University)*
RGC Survival
Retina Location
Rat optic nerve crush model
*Topical administration of a Rock/Net inhibitor promotes retinal ganglion cell survival and axon regeneration after optic nerve injury.
Shaw
PX,
Sang
A,
Wang
Y,
Ho
D,
Douglas
C,
Dia
L,
Goldberg
JL.
Exp
Eye
Res.
2016
Jul
18.
pii:
S0014-4835(16)30181-6.
[Epub
ahead
of
print]
AR-13324 (n=3)
Placebo  (n=3)
Axon Regeneration
Distance from crush site (
m)
AR-13324 (n=3)
Placebo  (n=3)

AR-13154 vs. Eylea in Preclinical AMD Model
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
Saline
n=49
0.06 ug/mL
AR-13154
n=28
0.6 ug/mL
AR-13154
n=25
6 ug/mL
AR-13154
n=25
800 ug/mL
Eylea
n=20
Total CNV Lesion Area (Day 21)
**
*
*
p<0.05 vs. Saline
**
p<0.001
Laser-induced
choroidal
neovascularization
(CNV) in rats
Compounds delivered
by intravitreal injection
ROCK/JAK2/PDGFR
Inhibitor AR-13154 Numerically More Effective than
Eylea
®
in Rat Model of AMD
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
®

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Percent of Control (+SEM)

Topical AR-13154(S) Provides Added Efficacy to
Eylea
in Proliferative Diabetic Retinopathy Model
-37%
-34%
-57%
**
***
***
***
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically
from P12 to P17
Eylea
delivered IP
Confirms AR-13154(S)
potential as effective
adjunct to anti-VEGF
therapies
***   p < 0.0001 vs. vehicle control
**    p < 0.001 vs. monotherapy
Data on file; Effectiveness of AR-13154 Monotherapy and Combination Therapy in Animal Models of Wet Age-related Macular
Degeneration and Proliferative Diabetic Retinopathy. Cheng-Wen Lin, Jill M. Sturdivant, Mitchell A. deLong and Casey C. Kopczynski
0%
20%
40%
60%
80%
100%
120%
Vehicle Control
(n=55)
AR
-13154(S)
topical
(n=28)
Eylea
1mg/kg IP (n=26)
AR
-13154(S) +
Eylea (n=18)
Total Neovascular Area

Financial Summary
•
Cash Balance as of June 30, 2016 = $112M
•
26.6M shares outstanding
•
Expected Cash Balance as of September 30, 2016 of ~$250M
•
~33M shares outstanding
•
Expected Cash Balance as of December 31, 2016 of ~$230M
•
Updated Full-Year 2016 Cash Burn Guidance of ~$85M
•
Use of Proceeds from Recent Financings
•
General Corporate Purposes and Working Capital Requirements
•
Complete Funding of Rhopressa™ Commercialization Costs
•
Execution of Clinical Trials in Japan
•
Commencement of Construction of a Manufacturing Plant in Ireland

Summary
•
Key Clinical Priorities
•
Rhopressa™: NDA filing submitted Q3 2016
Rocket 4 in process (not required for NDA filing)
•
Roclatan™:    Mercury 1 and Mercury 2 completion
Mercury 3 commencement 1H 2017 (EU)
•
Research Initiatives
•
Rhopressa™ disease modification, neuroprotection, sustained release
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ proprietary molecules
•
Business Development and Expansion Opportunities
•
Drug delivery opportunities for front and back of the eye
•
EU/JP clinical path and commercialization strategy
•
Ireland Manufacturing Facility

Rhopressa™ and Roclatan™ Key Milestones
Q3-2017: Roclatan™
P3 Mercury 1
Topline safety (12 mos)
Near YE 2017:
Roclatan™ NDA filing
expected
1H-2017: Roclatan™
P3 Mercury 3 (EU)
to be initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Q3-2016: Rhopressa™
NDA filed
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
initiated
2016
2017